Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on November 11, 2005, to be effective as of the respective date hereinafter specified, by and among BANK OF AMERICA, N.A., a national banking association, (“BA”), in its capacity as collateral and administrative agent under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, in such capacity, the “Lender”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A. Agent, Lender and Credit Parties have entered into that certain Loan and Security Agreement, dated as of August 1, 2005, as amended by that certain Amendment to Loan and Security Agreement, entered into on September 30, 2005, by Agent, Lender, and Credit Parties (the Loan and Security Agreement, as amended, being referred to herein as the “Loan Agreement”).

B. Credit Parties, Agent and Lender desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I

Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

ARTICLE II

Amendments

Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01 Amendment and Restatement of Section 9.3.1 of the Loan Agreement. Effective August 1, 2005, Section 9.3.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.3.1. Fixed Charge Coverage Ratio. The Borrower will maintain a Fixed Charge Coverage Ratio for each period of twelve consecutive months ended on the last day of each month set forth below (or with respect to the months ending on or before June 30, 2006, the period commencing on July 1, 2005 and ending on the last day of such month) of not less than the ratio set forth below opposite each such fiscal quarter:

Period Ending	Fixed Charge Coverage Ratio
July 2005	0.59
August 2005	0.61
November 2005	0.58
December 2005	0.55
January 2006	0.54
February 2006	0.54
March 2006	0.55
April 2006	0.58
May 2006	0.62
June 2006	0.65
July 2006	0.68
August 2006	0.71
September 2006	0.74
October 2006	0.78
November 2006	0.82
December 2006	0.87
January 2007	0.91
February 2007	0.95
March 2007	0.98
April 2007	0.99
May 2007 and each month thereafter	1.00

The Fixed Charge Coverage Ratio will not be tested for the respective period ending September 30, 2005, and October 31, 2005. Compliance with this Section 9.3.1 with respect to the period ended November 30, 2005 shall be tested based upon the financial statements delivered pursuant to Section 9.1.3, and no Default or Event of Default, if any,

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	2

shall occur under this Section with respect to the period ended November 30, 2005 until delivery of such financial statements; provided, however, that notwithstanding the foregoing, if such financial statements are not delivered to Agent by December 30, 2005, the parties hereto agree that Borrower will be deemed to have failed to maintain the minimum Fixed Charge Coverage Ratio for the period ending November 30, 2005.”

2.02 Amendment to Appendix A of the Loan Agreement; Amendment to Definition of “Adjusted Net Earnings from Operations”. Effective as of August 1, 2005, the definition of “Adjusted Net Earnings from Operations” contained in Appendix A of the Loan Agreement is amended by deleting therefrom the phrase “and reported on the Financial Statements for such period”.

2.03 Amendment to Appendix A of the Loan Agreement; Amendment to Definition of “Applicable Margin”. Effective as of November 1, 2005, the definition of “Applicable Margin” contained in Appendix A of the Loan Agreement is amended by deleting therefrom the present first sentence of such definition and substituting therefor a new sentence to read in its entirety as follows:

“Applicable Margin – a percentage equal to 1.50% with respect to Revolver Loans that are Base Rate Loans, 3.50% with respect to Revolver Loans that are LIBOR Loans, and 3.50% with respect to fees payable to Lenders pursuant to Section 2.2.3(i), provided that, commencing on the earlier of (i) March 31, 2006 or (ii) a Participant or other Lender (other than Bank) becomes a party to this Agreement, the Applicable Margin shall be increased or (if no Default or Event of Default exists) decreased, based upon the Fixed Charge Coverage Ratio, as follows:

	Revolver Loans		Standby LCs
Fixed Charge Coverage Ratio	Base Rate	LIBOR	Fee Percentage
< 0.60	1.50%	3.50%	3.50%
> 0.60 and < 0.75	1.25%	3.25%	3.25%
> 0.75 and < 1.0	1.00%	3.00%	3.00%
> 1.0 and < 1.15	0.75%	2.75%	2.75%
> 1.15	0.50%	2.50%	2.50%”

2.04 Minimum Availability. Effective as of the date of execution of this Amendment, Section 9.4 is added to the Loan Agreement to read in its entirety as set forth below, and Appendix A to the Loan Agreement is amended to include the definitions of “Eligible Cash

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	3

Collateral” and “First Amendment Documentation” as set forth below, and to restate the definition of “Borrowing Base” in its entirety as set forth below:

Section 9.4 Minimum Availability.

9.4.1 Minimum Availability and Availability Shortfall Amount. In addition to and not in limitation of any other covenants of Credit Parties contained in the Loan Documents, Borrowers shall maintain at all times Availability of at least $12,000,000. The parties hereto agree that on any day Borrowers do not maintain Availability of at least $12,000,000 (with the amount by which Availability on such date is less than $12,000,000 being herein referred to as the “Availability Shortfall Amount” and such date being referred to as an “Availability Shortfall Date”), such occurrence shall constitute a “Default” under this Agreement, and if by the second day after such Availability Shortfall Date, Borrowers have not provided to Agent new Eligible Cash Collateral at least equal to such Availability Shortfall Amount, such occurrence shall constitute an “Event of Default” under this Agreement.

9.4.2 Deposit and Pledge of Eligible Cash Collateral. Eligible Cash Collateral (together with any interest accrued thereon) shall be held by Agent in the Cash Collateral Account and may be invested, in Agent’s discretion, in Cash Equivalents. Each Credit Party hereby pledges to Agent and grants to Agent a security interest in, for the benefit of Agent in such capacity and for the Pro Rata benefit of Lenders, all cash held in the Cash Collateral Account from time to time and all proceeds thereof, as security for payment of all Obligations, whether or not then due or payable. Neither any Credit Party nor any other Person claiming by, through or under or on behalf of any Credit Party shall have any right to withdraw any of the Eligible Cash Collateral held in the Cash Collateral Account, including any accrued interest. All cash in the Cash Collateral Account shall constitute Collateral and Agent, for the Pro Rata benefit of Lenders, shall have the rights and remedies as to Collateral as are specified in this Agreement or the other Loan Documents or as are otherwise available under applicable law. The parties hereto agree that the Eligible Cash Collateral shall neither constitute “Cash Collateral” for the purposes of determining the Letter of Credit Fee pursuant to Section 2.2.3 of this Agreement nor constitute “Cash Collateral” as such term is used in the definition of “LC Reserve” nor constitute the “cash collateral” required to be provided by Borrowers pursuant to the First Amendment Documentation.

“Eligible Cash Collateral” - cash representing proceeds of Collateral or proceeds from such other source of funding which is satisfactory to Agent, it its reasonable discretion, that is deposited after the occurrence of an Availability Shortfall Date into a demand deposit, money market or other account in Agent’s name and subject to Agent’s Liens, for the Pro Rata benefit of Lenders, and which cash deposit is in addition to and not in substitution for amounts previously deposited into the Cash Collateral Account pursuant to the other provisions of the Loan

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	4

Documents including, without limitation, the provisions of Section 1.2.7 of this Agreement or the provisions of the First Amendment Documentation; provided, however, the term “Eligible Cash Collateral” shall not include any cash (i) to the extent Agent, on behalf of itself and the Lenders, does not have therein a valid, enforceable first priority Lien; (ii) to the extent that any defense, counterclaim, setoff or dispute exists or is asserted with respect thereto; or (iii) that it is subject to any Lien of any Person, other than Liens in favor of Agent, on behalf of itself and Lenders, or that is not owned by a Credit Party.

“First Amendment Documentation” - the documentation executed in connection with that certain Amendment to Loan and Security Agreement, dated September 30, 2005, executed by Agent, Lender and Credit Parties.

“Borrowing Base” - on any date of determination thereof, an amount equal to the lesser of: (a) the aggregate amount of the Commitments on such date minus the LC Reserves on such date minus $5,000,000, or (b) an amount equal to (i) the sum of the Accounts Formula Amount plus the Inventory Formula Amount on such date plus the Equipment Formula Amount on such date plus the Eligible Cash Collateral held by Agent on such date minus (ii) the Availability Reserve on such date minus (iii) $5,000,000 minus (iv) the LC Reserves on such date.

2.05 Amendment to Section 9.1.16 of the Loan Agreement. Effective as of the date of execution of this Amendment, Section 9.1.16 of the Loan Agreement is amended and restated to read in its entirety as follows:

“9.1.16 Enertech Consent. By December 30, 2005, deliver to Agent evidence of the assignment by Parent to another Borrower of Parent’s ownership in Enertech, together with the consent of Enertech to such assignment.”

2.06 New Fictitious Name. Agent and Lenders hereby agree and acknowledge that Tesla Power & Automation L.P. has since on or about September 20, 2005, been transacting business in the States of Texas, Alabama, Louisiana and Mississippi using the assumed name “PS-Service” and Agent and Lenders hereby agree that Borrowers gave sufficient notice to Agent pursuant to Section 9.2.1 of the Loan Agreement of the use of such assumed name in such States. To the extent not already supplied to Agent, Borrowers hereby agree to promptly give to Agent copies of all documentation filed in such States as to the use of such assumed name by Tesla Power & Automation, L.P.

2.07 Amendment Fee. Credit Parties agree to pay to Agent an amendment fee of $100,000, which amendment fee shall be deemed fully earned and non-refundable as of the date of execution of this Amendment, which amendment fee shall be due and payable in full upon the date of execution of this Amendment.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	5

ARTICLE III

No Waiver

3.01 No Waiver. Except for the amendments to the Loan Agreement expressly set forth in Article II hereof, nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lender under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lender to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV

Conditions Precedent

4.01 Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent or Lender:

(i) This Amendment, duly executed by Credit Parties; and

(ii) All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(c) After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	6

(d) All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

(e) Agent shall have received, in immediately available funds, payment of the amendment fee required to be paid by Credit Parties to Agent pursuant to the provisions of Section 2.07 hereof.

ARTICLE V

Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lender and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each Credit Party hereby represents and warrants to Lender and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (e) except for an amendment to change the name of Brink Electric Construction Co. to IES Rapid City, Inc., no Credit Party has amended its organizational or governing documents since the date of execution of the Loan Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	7

6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03 Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s and Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Lender and Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s and Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	8

MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDER AND AGENT.

6.11 Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT	9

IN WITNESS WHEREOF, this Amendment has been executed on November 11, 2005, to be effective as the respective date set forth above.

LENDER:

Bank of America, N.A., as Sole Lender

By:
Name:
Title:

AGENT:

Bank of America, N.A., as Agent

By:
Name:
Title:

AMENDMENT TO LOAN AND SECURITY AGREEMENT

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:
Curt Warnock
Senior Vice President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

ALADDIN WARD ELECTRIC & AIR, INC. AMBER ELECTRIC, INC. ARC ELECTRIC, INCORPORATED BACHOFNER ELECTRIC, INC. BEAR ACQUISITION CORPORATION

BRYANT ELECTRIC COMPANY, INC.

BW/BEC, INC.

BW CONSOLIDATED, INC.

CHARLES P. BAGBY CO., INC.

COLLIER ELECTRIC COMPANY, INC.

COMMERCIAL ELECTRICAL CONTRACTORS, INC.

CROSS STATE ELECTRIC, INC.

CYPRESS ELECTRICAL CONTRACTORS,INC.

DANIEL ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL OF TREASURE COAST,
INC.

DANIEL INTEGRATED TECHNOLOGIES, INC.

DAVIS ELECTRICAL CONSTRUCTORS, INC.

ELECTRO-TECH, INC.

EMC ACQUISITION CORPORATION

FEDERAL COMMUNICATIONS GROUP, INC.

GENERAL PARTNER, INC.

H. R. ALLEN, INC.

HATFIELD REYNOLDS ELECTRIC COMPANY

HOLLAND ELECTRICAL SYSTEMS, INC.

HOUSTON-STAFFORD ELECTRIC HOLDINGS III, INC.

HOUSTON-STAFFORD MANAGEMENT LLC

ICS HOLDINGS LLC

IES ALBUQUERQUE, INC.

IES AUSTIN, INC.

IES AUSTIN MANAGEMENT LLC

IES CHARLOTTE, INC.

IES COLLEGE STATION, INC.

IES COLLEGE STATION MANAGEMENT LLC

IES COMMUNICATIONS, INC.

IES CONTRACTORS MANAGEMENT LLC

IES DECATUR, INC.

IES EAST MCKEESPORT, INC.

IES ENC, INC.

IES ENC MANAGEMENT, INC.

IES MERIDIAN, INC.

IES NEW IBERIA, INC.

IES OKLAHOMA CITY, INC.

AMENDMENT TO LOAN AND SECURITY AGREEMENT

IES OPERATIONS GROUP, INC.

IES PROPERTIES, INC.

IES PROPERTIES MANAGEMENT, INC.

IES RALEIGH, INC.

IES RAPID CITY, INC.

IES RESIDENTIAL GROUP, INC.

IES SPECIALTY LIGHTING, INC.

IES VALDOSTA, INC.

IES VENTURES INC.

IES WILSON, INC.

INTEGRATED ELECTRICAL FINANCE, INC.

INTELLIGENT BUILDING SOLUTIONS, INC.

J.W. GRAY ELECTRIC CO., INC.

J.W. GRAY MANAGEMENT LLC

KAYTON ELECTRIC, INC.

KEY ELECTRICAL SUPPLY, INC.

LINEMEN, INC.

MARK HENDERSON, INCORPORATED MENNINGA ELECTRIC, INC.

MID-STATES ELECTRIC COMPANY, INC.

MILLS ELECTRICAL CONTRACTORS, INC.

MILLS MANAGEMENT LLC

MITCHELL ELECTRIC COMPANY, INC.

M-S SYSTEMS, INC.

MURRAY ELECTRICAL CONTRACTORS, INC.

NBH HOLDING CO., INC.

NEAL ELECTRIC MANAGEMENT LLC

NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.

NEWCOMB ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.

POLLOCK ELECTRIC, INC.

PRIMENET, INC.

PRIMO ELECTRIC COMPANY

RAINES ELECTRIC CO., INC.

RAINES MANAGEMENT LLC

RIVIERA ELECTRIC, LLC

RKT ELECTRIC, INC.

ROCKWELL ELECTRIC, INC.

RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.

SEI ELECTRICAL CONTRACTOR, INC.

SPECTROL, INC.

SUMMIT ELECTRIC OF TEXAS, INC.

AMENDMENT TO LOAN AND SECURITY AGREEMENT

TESLA POWER GP, INC. THOMAS POPP & COMPANY VALENTINE ELECTRICAL, INC. WRIGHT ELECTRICAL CONTRACTING, INC.

By:
Curt Warnock Vice President

IES CONTRACTORS, INC.

Name:
Curt Warnock Secretary

IES REINSURANCE, LTD.

Name:
Curt Warnock President

BEXAR ELECTRIC COMPANY, LTD.
By:	BW/BEC, Inc., its general partner

Name:
Curt Warnock Vice President

HAYMAKER ELECTRIC, LTD
By:	General Partner, Inc., its general partner

Name:
Curt Warnock Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP
By:	Houston-Stafford Management LLC, its general partner

Name:
Curt Warnock Vice President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

IES AUSTIN HOLDING LP
By:	IES Austin Management LLC, its general partner

Name:
Curt Warnock Vice President

IES COLLEGE STATION HOLDING LP
By:	IES College Station Management LLC, its general partner

Name:
Curt Warnock Vice President

IES FEDERAL CONTRACT GROUP, L.P.
By:	IES Contractors Management LLC

Name:
Curt Warnock Vice President

IES MANAGEMENT ROO, LP
By:	Neal Electric Management LLC, its general partner

Name:
Curt Warnock Vice President

IES MANAGEMENT LP
By:	IES Residential Group, Inc., its general partner

Name:
Curt Warnock Vice President

IES PROPERTIES, LP
By:	IES Properties Management, Inc., its general partner

Name:
Curt Warnock Vice President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

J.W. GRAY ELECTRICAL CONTRACTORS LP
By:	J.W. Gray Management LLC, its general partner

Name:
Curt Warnock Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

Name:
Curt Warnock Vice President

NEAL ELECTRIC LP
By:	BW/BEC, Inc., its general partner

Name:
Curt Warnock Vice President

POLLOCK SUMMIT ELECTRIC LP
By:	Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

Name:
Curt Warnock Vice President

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

Name:
Curt Warnock Vice President

TESLA POWER AND AUTOMATION, L.P.
By:	Telsa Power GP, Inc., its general partner

Name:
Curt Warnock Vice President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

TESLA POWER PROPERTIES, L.P.
By:	Telsa Power GP, Inc., its general partner

Name:
Curt Warnock Vice President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES PROPERTIES HOLDINGS II LLC

J.W. GRAY HOLDINGS II LLC

J.W. GRAY HOLDINGS LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRIC HOLDINGS LLC

POLLOCK SUMMIT HOLDINGS II LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

TESLA POWER (NEVADA) II LLC

By:
Victor Duva, Manager

AMENDMENT TO LOAN AND SECURITY AGREEMENT

IES PROPERTIES HOLDINGS, INC.

POLLOCK SUMMIT HOLDINGS INC.

TESLA POWER (NEVADA), INC.

By:
Victor Duva, President

AMENDMENT TO LOAN AND SECURITY AGREEMENT

Annex I

Borrowers

Aladdin-Ward Electric & Air, Inc.	Florida

Amber Electric, Inc.	Florida

ARC Electric, Incorporated	Delaware

Bachofner Electric, Inc.	Delaware

Bexar Electric Company, Ltd.	Texas

IES Rapid City, Inc.	South Dakota

Bryant Electric Company, Inc.	North Carolina

Charles P. Bagby Co., Inc.	Alabama

Collier Electric Company, Inc.	Florida

Commercial Electrical Contractors, Inc.	Delaware

Cross State Electric, Inc.	California

Cypress Electrical Contractors, Inc.	Delaware

Daniel Electrical Contractors, Inc.	Florida

Daniel Electrical of Treasure Coast, Inc.	Florida

Daniel Integrated Technologies, Inc.	Florida

Davis Electrical Constructors, Inc.	South Carolina

Electro-Tech, Inc.	Nevada

Federal Communications Group, Inc.	Delaware

H.R. Allen, Inc.	South Carolina

Hatfield Reynolds Electric Company	Arizona

Haymaker Electric, Ltd.	Alabama

Holland Electrical Systems, Inc.	Delaware

Houston-Stafford Electrical Contractors LP	Texas

IES Contractors, Inc.	Delaware

IES Federal Contract Group, LP	Texas

IES Management LP	Texas

IES Management ROO, LP	Texas

IES Properties LP	Texas

IES Reinsurance, Ltd.	Bermuda

IES Ventures, Inc.	Delaware

Integrated Electrical Finance, Inc.	Delaware

Integrated Electrical Services, Inc.	Delaware

J.W. Gray Electric Co., Inc.	Delaware

J.W. Gray Electrical Contractors LP	Texas

Kayton Electric, Inc.	Nebraska

Key Electrical Supply, Inc.	Texas

Linemen, Inc.	Delaware

Mark Henderson, Incorporated	Delaware

Menninga Electric, Inc.	Delaware

Mid-States Electric Company, Inc.	Delaware

Mills Electric LP	Texas

AMENDMENT TO LOAN AND SECURITY AGREEMENT

Mitchell Electric Company, Inc.	Arizona

M-S Systems, Inc.	Tennessee

Murray Electrical Contractors, Inc.	Delaware

Neal Electric LP	Texas

New Technology Electrical Contractors, Inc.	Delaware

Newcomb Electric Company, Inc.	Delaware

Pan American Electric, Inc. Pan American Electric Company, Inc.	Tennessee New Mexico

Paulin Electric Company, Inc.	Delaware

Pollock Summit Electric LP	Texas

PrimeNet, Inc.	Delaware

Primo Electric Company	Delaware

Raines Electric LP	Texas

Riviera Electric, LLC	Delaware

RKT Electric, Inc.	Delaware

Rockwell Electric, Inc.	Delaware

Rodgers Electric, Inc.	Washington

Ron’s Electric, Inc.	Delaware

SEI Electrical Contractor, Inc.	Florida

Spectrol, Inc.	Delaware

Tesla Power & Automation, L.P. Tesla Power Properties, L.P.	Texas Texas

Thomas Popp & Company	Ohio

Valentine Electrical, Inc.	Delaware

Wright Electrical Contracting, Inc.	Delaware

Annex II

Guarantors

Bear Acquisition Corporation	Delaware

Bexar Electric II LLC	Arizona

BW Consolidated, Inc.	Nevada

BW/BEC II LLC	Arizona

BW/BEC, Inc.	Delaware

BW/BEC, LLC	Nevada

General Partners, Inc.	Alabama

Houston-Stafford Electric Holding III, Inc.	Nevada

Houston-Stafford Holdings II LLC	Delaware

Houston-Stafford Holdings LLC	Arizona

Houston-Stafford Management LLC	Arizona

ICS Holdings LLC	Arizona

IES Communications, Inc.	Delaware

IES Contractors Holdings LLC	Arizona

IES Contractors Management LLC	Arizona

IES ENC Management, Inc.	Delaware

IES ENC, Inc.	Delaware

IES Holdings II LLC	Delaware

IES Holdings LLC	Arizona

IES Operations Group, Inc.	Delaware

IES Properties Holding, Inc.	Delaware

IES Properties Holdings II LLC	Arizona

IES Properties Management, Inc.	Delaware

IES Properties, Inc.	Delaware

IES Residential Group, Inc.	Delaware

IES Specialty Lighting, Inc.	Delaware

Intelligent Buildings Solutions, Inc.	Delaware

J.W. Gray Holdings II LLC	Delaware

J.W. Gray Holdings LLC	Arizona

J.W. Gray Management LLC	Arizona

Mills Electric Contractors, Inc.	Delaware

Mills Electric Holdings II LLC	Delaware

Mills Electrical Holdings LLC	Arizona

Mills Management LLC	Arizona

Neal Electric Management LLC	Arizona

Pollock Electric, Inc.	Delaware

Pollock Summit Holdings I LLC	Delaware

Pollock Summit Holdings, Inc.	Arizona

Raines Electric Co., Inc.	Delaware

Raines Holdings II LLC	Delaware

Raines Holdings LLC	Arizona

Raines Management LLC	Arizona

Summit Electric of Texas, Inc.	Delaware

Tesla Power (Nevada) , Inc.	Nevada

Tesla Power (Nevada) II LLC	Delaware

Tesla Power GP, Inc.	Delaware

EMC Acquisition Corporation	Delaware

Ernest P. Breaux Electrical, Inc.	Delaware

IES Albuquerque, Inc.	New Mexico

IES Austin Holding LP	Texas

IES Austin Holdings II LLC	Delaware

IES Austin Holdings LLC	Arizona

IES Austin Management LLC	Arizona

IES Austin, Inc.	Delaware

IES Charlotte, Inc.	Delaware

IES College Station Holdings II, LLC	Delaware

IES College Station Holdings LLC	Arizona

IES College Station Holdings LP	Texas

IES College Station Management LLC	Arizona

IES College Station, Inc.	Delaware

IES Decatur, Inc.	Delaware

IES East McKeesport, Inc.	Delaware

IES Meridian, Inc.	Delaware

IES Oklahoma City, Inc.	Delaware

IES Raleigh, Inc.	Delaware

IES Valdosta Inc.	Georgia

IES Wilson, Inc.	Delaware

NBH Holding Co., Inc.	Delaware